                                                                    Exhibit 10.4

                        REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of August 5, 2003 by and among United States Lime & Minerals, Inc., a Texas corporation (the "Company"), and each of those persons and entities, severally and not jointly, whose names are set forth on the Schedule of Investors attached hereto as Schedule A (which persons and entities are hereinafter referred to as the "Investors," and each individually as an "Investor").

                                  RECITALS:

         WHEREAS, the Company sold to the Investors on August 5, 2003 certain Common Stock Purchase Warrants (collectively, the "Warrants") permitting the Investors to purchase from the Company, at any time and from time to time during the Warrant Exercise Term (as defined in the Warrants), in whole or in part, up to an aggregate of 162,000 shares (the "Warrant Shares") of the Company's common stock, par value $0.10 per share (the "Common Stock"), at a per share price equal to $3.80 (subject to adjustment pursuant to the Warrants) (the "Exercise Price"); and

         WHEREAS, neither the Warrants nor the Warrant Shares have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws.

         NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Investors hereby agree as follows:

1.       Registration of the Warrant Shares; Compliance with the Securities Act.

         1.1      Registration Procedures.

                  (a)      Subject to the conditions of this Section 1:

                           (i)      at any time during the Warrant Exercise
Term, the Majority Investors (as defined below) shall have the right (the "Demand Right"), exercisable by written notice to the Company signed by such Majority Investors (the "Demand Registration Request"), to require that the Company use its commercially reasonable efforts to prepare and file with the Securities and Exchange Commission (the "SEC"), within 60 days after the Company's receipt of the Demand Registration Request (or, if the sixtieth day after the Company's receipt of the Demand Registration Request is not a business day, then the first business day thereafter), a registration statement on Form S-3 (the "Registration Statement") to enable the resale of the Warrant Shares held by the Majority Investors, and any other Investor who joins in the Demand Registration Request pursuant to Section 1.1(a)(iv), from time to time through the automated quotation system of The Nasdaq National Market or in privately-negotiated transactions; provided, however, that the Demand Right shall be exercisable on one occasion only. The term

"Majority Investors" means the holder or holders of not less than a majority of the shares of Common Stock subject to the Warrants (whether or not such shares of Common Stock have been issued upon exercise of the Warrants). From the date hereof until the date on which the SEC declares the Registration Statement effective, the Company shall use its commercially reasonable efforts to remain eligible to register the Warrant Shares on Form S-3;

                           (ii)     upon receipt of the Demand Registration
Request, the Company shall use its commercially reasonable efforts to cause the Registration Statement to become effective within 60 days after the Registration Statement is filed by the Company with the SEC (or, if the sixtieth day is not a business day, the first business day thereafter);

                           (iii)    during the Registration Period (as defined
below), the Company shall use its commercially reasonable efforts to keep the Registration Statement current and effective so as to permit the resale of the Warrant Shares included in the Registration Statement. The term "Registration Period" means, with respect to any Warrant Shares, the date commencing on the date on which the SEC declares the Registration Statement effective and ending on the earliest of (a) the second anniversary of the effective date of the Registration Statement, (b) the date on which such Warrant Shares may be sold pursuant to Rule 144 under the Securities Act within the volume limitations of Rule 144(e) under the Securities Act, (c) such time as such Warrant Shares have been sold pursuant to the Registration Statement or otherwise, (d) the date on which such Warrant Shares may be sold pursuant to Rule 144(k), and (e) the date on which the Warrant Shares Put Right (as such term is defined in the Warrants) may be exercised with respect to such Warrant Shares;

                           (iv)     the Company shall give written notice of any
Demand Registration Request to each Investor that is not a Majority Investor (the "Company Notice") within 10 days from the date of the Company's receipt of any such Demand Registration Request. Following receipt of the Company Notice, each such Investor may join in the Demand Registration Request and require the Company to include such Investor's Warrant Shares in the Registration Statement to be filed pursuant to this Section 1.1 by notifying the Company within 10 days following such Investor's receipt of the Company Notice of its decision to include such Investor's Warrant Shares in the Registration Statement;

                           (v)      the Company shall furnish to each Investor
with respect to the Warrant Shares registered under the Registration Statement such number of copies of the Registration Statement and prospectuses in conformity with the requirements of the Securities Act and such other documents as such Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of such Investor's Warrant Shares included in the Registration Statement;

                           (vi)     the Company shall file such documents
required of the Company for normal securities law clearance, if any, in states specified in writing by the Investor and use its commercially reasonable efforts to maintain such qualifications during the Registration Period; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

                           (vii)    the Company shall bear all expenses in
connection with the procedures in paragraphs (i) through (vi) of this Section 1.1(a) and the registration of the Warrant Shares pursuant to the Registration Statement, except with respect to (a) any legal or accounting fees incurred by any of the Investors in connection with the Registration Statement and any amendments thereto, and (b) any underwriting fees and selling commissions applicable to the sale of the Warrant Shares pursuant to the Registration Statement; and

                           (viii)   the Company shall advise the Investors
promptly after the Company shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose, and it will promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain the withdrawal of any stop order as soon as practicable if such stop order should be issued.

                  (b) Each Investor agrees, severally and not jointly, that such Investor (i) will timely provide all such information and material and take all such actions as may be reasonably requested by the Company in order to enable the Company to comply with all applicable requirements of the SEC in connection with the exercise of the Demand Right and the Registration Statement, and (ii) will comply with the applicable provisions of the Securities Act and of such other securities laws as may be applicable in connection with any use of such prospectuses and resale of the Warrant Shares pursuant thereto.

         1.2      Limitation on Demand Right.

                  (a) The Company shall not be required to file the Registration Statement upon receipt of the Demand Registration Request pursuant to Section 1.1 if the Company shall furnish to the Majority Holders a certificate signed by the Chief Executive Officer of the Company stating that, in the good faith judgment of the Company, it would be detrimental to the Company for the Registration Statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than 120 days following receipt of the Demand Registration Request.

                  (b) Upon the expiration of the Registration Period with respect to any Warrant Shares, the Company shall have no obligation to include such Warrant Shares in the Registration Statement and, to the extent that any such Warrant Shares have previously been included in the Registration Statement, shall be entitled to deregister such Warrant Shares from the Registration Statement.

         1.3      Transfer of Shares After Registration; Suspension; Black-Out.

                  (a) Each Investor agrees that such Investor will not effect any disposition of the Warrant Shares or of its right to purchase the Warrant Shares that would constitute a sale of such Warrant Shares within the meaning of the Securities Act except as contemplated in the Registration Statement referred to in Section 1.1 and as described below or as otherwise permitted by law, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding such Investor or its plan of distribution.

                  (b) The Company shall (i) if deemed necessary by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that such prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (ii) provide each Investor whose Warrant Shares are included in the Registration Statement copies of any documents filed pursuant to Section 1.3(b)(i).

                  (c) Subject to paragraph (e) below, in the event of (i) any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related prospectus or for additional information, (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (iii) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Warrant Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (iv) any event or circumstance which, upon the advice of the Company's counsel, necessitates the making of any changes in the Registration Statement or prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then the Company shall deliver a certificate in writing to each Investor whose Warrant Shares are included in the Registration Statement (the "Suspension Notice") to the effect of the foregoing and, upon receipt of such Suspension Notice, each such Investor will refrain from selling any Warrant Shares pursuant to the Registration Statement (a "Suspension") until such Investor's receipt of copies of a supplemented or amended prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in any such prospectus. In the event of any Suspension, the Company will use its commercially reasonable efforts to cause the use of the prospectus so suspended to be resumed as soon as reasonably practicable after the delivery of a Suspension Notice pursuant to this Section 1.3(c).

                  (d) Subject to paragraph (e) below, the Company shall have the right, upon giving written notice to any Investor whose Warrant Shares are included in the Registration Statement of the exercise of such right, to require each such Investor not to sell any Warrant Shares pursuant to the Registration Statement for a reasonable period (as determined in good faith by the Company) from the date on which such notice is given (a "Black-Out Period"), if (i) the Company is engaged in or proposes to engage in discussions or negotiations with respect to, or has proposed or taken a substantial step to commence, or there otherwise is pending, any merger, acquisition, other form of business combination, divestiture, tender offer, financing or other transaction, or there is an event or state of facts relating to the Company, in each case which is material to the Company (any such negotiation, step, event or state of facts being herein called a "Material Activity"), (ii) in the good faith judgment of the Company, disclosure of such Material Activity would be necessary under applicable securities laws if resale pursuant to the Registration Statement were to continue, and (iii) such disclosure would, in the good faith judgment of the Company, be adverse to the interests of the Company ("Black-Out"). During any such Black-Out Period, each Investor agrees not to sell any Warrant Shares under the Registration Statement for such period of time as the Company may in good faith deem advisable.

                  (e) Notwithstanding the foregoing paragraphs (c) and (d) of this Section 1.3, the Investors shall not be prohibited from selling Warrant Shares under the Registration Statement as a result of Suspensions or Black-Outs on more than two occasions of not more than 60 days each in any twelve-month period, unless, in the good faith judgment of the Company's Board of Directors, the sale of Warrant Shares under the Registration Statement in reliance on this
Section 1.3(e) would be reasonably likely to cause a violation of the Securities Act or the Securities Exchange Act of 1934, as amended, and result in liability to the Company.

                  (f) Provided that a Suspension or Black-Out is not then in effect, each Investor whose Warrant Shares are included in the Registration Statement may sell Warrant Shares under the Registration Statement, provided, however, that such Investor arranges for delivery of a current prospectus to the transferee of such Warrant Shares and otherwise complies with all Federal and state securities laws.

                  (g) In the event of a sale of Warrant Shares by an Investor pursuant to the Registration Statement, such Investor must deliver, or cause to be delivered, to the Company's transfer agent, with a copy to the Company, a Certificate of Subsequent Sale substantially in the form attached hereto as Exhibit A.

         1.4 Other Shareholders and Registrations. Each Investor acknowledges that the Company may include on the Registration Statement shares of Common Stock for resale by certain other shareholders of the Company, and that the Company may file other registration statements ("Other Registration Statements") for the sale of shares of Common Stock by the Company or the resale of shares of Common Stock by other shareholders of the Company at any time. Each Investor acknowledges and agrees that the Company shall have no obligation to include any Warrant Shares or any other shares of capital stock of the Company owned by such Investor in any Other Registration Statements.

2.       Indemnification.

         2.1 Indemnification of the Investors. The Company agrees to indemnify and hold harmless each Investor (and each person, if any, who controls each Investor within the meaning of Section 15 of the Securities Act) from and against any losses, claims, damages or liabilities to which such Investor may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any untrue statement of a material fact contained in the Registration Statement, as it may have been amended, at the time of effectiveness or any omission of a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading, or (ii) any failure by the Company to fulfill any undertaking included in the Registration Statement at the time of effectiveness. The Company will reimburse such Investor for any reasonable and documented legal expenses and any other actual, out-of-pocket expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Investor or any of its affiliates or representatives specifically for use in preparation of the Registration Statement or the failure of any Investor to comply with its covenants and agreements contained in Section
1.3 hereof respecting the sale of the Warrant Shares or any statement or omission in any prospectus that is corrected in any subsequent prospectus that was delivered to an Investor prior to the pertinent sale or sales by such Investor. The Company shall reimburse each Investor for the amounts provided for herein within a reasonable period of time after demand therefor.

         2.2 Indemnification of the Company. Each Investor, severally and not jointly, agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such controlling person, officer or director) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any failure by such Investor to comply with the covenants and agreements of such Investor contained in Section 1.3 hereof respecting any sale of the Warrant Shares, or (ii) any untrue statement of a material fact contained in the Registration Statement, as it may have been amended, at the time of effectiveness or any omission of a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading, if only to the extent such untrue statement or omission was made in reliance upon and in conformity with written information furnished by or on behalf of such Investor specifically for use in preparation of the Registration Statement as set forth in an instrument expressly permitting its use in the Registration Statement, and such Investor will reimburse the Company (or such controlling person, officer or director), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim. Each Investor shall reimburse the Company for the amounts provided for herein within a reasonable time after demand therefor.

         2.3 Indemnification Procedure. Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 2, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying person will not relieve it from any liability which it may have to any indemnified person under this
Section 2 (except to the extent that such omission materially and adversely affects the indemnifying person's ability to defend such action) or from any liability otherwise than under this Section 2. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified person promptly after receiving the aforesaid notice from such indemnified person, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that, if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided further, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified persons.

         2.4 Settlement. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided, however, that such consent shall not be unreasonably withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

         2.5      Contribution. If the indemnification provided for in this
Section 2 is unavailable to or insufficient to hold harmless an indemnified person in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying person shall contribute to the amount paid or payable by such indemnified person as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the Investor as well as any other Investors under such Registration Statement, on the other, in connection with the untrue statements or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company, on the one hand, or an Investor or other Investors, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and each Investor agrees that it would not be just and equitable if contribution pursuant to this Section 2.5 were determined by pro rata allocation (even if the Investors were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this Section 2.5. The amount paid or payable by an indemnified person as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this
Section 2.5 shall be deemed to include any legal or other expenses actually and reasonably incurred by such indemnified person in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each Investor's obligations in this Section 2.5 to contribute shall be in proportion to its sale of Warrant Shares to which such loss relates and shall not be joint with any other Investor.

         2.6 Investor Acknowledgment and Waiver. Each Investor hereby acknowledges that it is a sophisticated business person who was represented by counsel during the negotiations regarding the provisions hereof, including without limitation the provisions of this Section 2, and is fully informed regarding said provisions. Each Investor further acknowledges that the provisions of this Section 2 fairly allocate the risks involved. Each Investor and the Company are advised that federal or state public policy as interpreted by the courts in certain jurisdictions may be contrary to certain of the provisions of this Section 2, and each Investor and the Company hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under this Section 2 and further agree not to attempt to assert any such defense.

3. Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Texas, without giving effect to principles of conflicts of law and choice of law that would cause the laws of any other jurisdiction to apply.

4. Successors and Assigns. This Agreement may not be assigned, conveyed or transferred without the prior written consent of the Company. Subject to the foregoing, the rights and obligations of the Company and each Investor under this Agreement shall be binding upon and benefit their respective permitted successors and assigns. The terms and provisions of this Agreement are for the sole benefit of the parties hereto and their respective permitted successors and assigns, and are not intended to confer any third-party benefit on any other person; provided, however, that any non-party entitled to be indemnified pursuant to Section 2.1 or 2.2 shall be entitled to rely on the provisions of Section 2.

5. Severability. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

6. Amendment or Waiver. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only upon the written consent of the Company and the Majority Investors. Any amendment or waiver effected in accordance with this Section 6 shall be binding upon each Investor who did not consent in writing thereto.

7. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; (iv) if the Investor is located within of the continental United States the next business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt; or (v) if the Investor is located outside of the continental United States, the third business day after deposit with an internationally recognized courier, with written verification of receipt. All communications shall be sent to the Company at the address as set forth on the signature page hereof and to each Investor at the address set forth on Schedule A attached hereto, or at such other address as the Company or each Investor may designate by 10 days' advance written notice to the other parties hereto.

8. Titles and Subtitles. The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

9. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

10. Transferees of Warrant Shares. If an Investor transfers Warrant Shares to a third party that is not a signatory to this Agreement, the Company may, but shall not be obligated to, permit the transferee of such Warrant Shares to become a party to this Agreement by executing and delivering to the Company, with a copy to the Investors, a Joinder to this Agreement in the form attached hereto as Schedule B, in which event Schedule A shall be amended to reflect the transfer of such Warrant Shares and the addition of the transferee as a party to this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

THE COMPANY:

UNITED STATES LIME & MINERALS, INC.

By:_________________________________________
Name:  Timothy W. Byrne
Title: President and Chief Executive Officer

Address: 13800 Montfort Drive, Suite 330
         Dallas, Texas 75240

Telephone: (972) 991-8400
Facsimile: (972) 385-1805

THE PURCHASERS:

CREDIT TRUST S.A.L.                         ABB FINANCE, LIMITED

By: ________________________________        By: ________________________________
Name:  Elias Doumet                         Name: ______________________________
Title: President                            Title: _____________________________

Address:  __________________________        Address:
          __________________________
          __________________________
          __________________________

Telephone:__________________________        Telephone:
Facsimile:__________________________        Facsimile: _________________________

R.S. BEALL CAPITAL PARTNERS, LP

By: Trans Texas Financial Corp., its
    general partner


By:_________________________________
Name:  Robert S. Beall
Title: President

Address:

Telephone:
Facsimile:

                                   SCHEDULE A

                              SCHEDULE OF INVESTORS

NAME                                     ADDRESS                                      TELEPHONE/FACSIMILE
----                                     -------                                      -------------------
CREDIT TRUST S.A.L.                      _______________________                      Telephone:_________
                                         _______________________
                                                                                      Facsimile::_________

ABB FINANCE, LIMITED                                                                  Telephone:
                                                                                      Facsimile::_________

R.S. BEALL CAPITAL                                                                    Telephone:
PARTNERS, LP                                                                          Facsimile:

                                   SCHEDULE B

                                     JOINDER

                       Made as of _______________________

Reference is made to the Registration Rights Agreement (the "Agreement") entered into as of August 5, 2003, by and among United States Lime & Minerals, Inc., a Texas corporation, and each of those persons and entities (the "Investors"), severally and not jointly, whose names are set forth on the Schedule of Investors attached thereto as Schedule A.

The undersigned, __________________________ (the "Joining Party") has read the Agreement and hereby agrees to be bound by all terms and conditions thereof to which the Investors are bound, such that the term "Investors" as and when used in the Agreement shall henceforth also include the Joining Party.

                                     ACKNOWLEDGED AND AGREED

                                     [_________________________________________]


                                      By:______________________________________
                                      Name:____________________________________
                                      Title:___________________________________

                                      Telephone: ______________________________

                                      Facsimile: ______________________________

                                                                       Exhibit A

                         CERTIFICATE OF SUBSEQUENT SALE

 [Company's Transfer Agent Address]

                  RE: Sale of Shares of Common Stock of United States Lime & Minerals, Inc. (the "Company") pursuant to the Company's prospectus dated _____________, 200_ (the "Prospectus")

Dear Sir/Madam:

         The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the table of selling shareholders in the Prospectus, that the undersigned has sold the following shares pursuant to the Prospectus and in a manner described under the caption "Plan of Distribution" in the Prospectus, and that such sale complies with all Federal and state securities laws applicable to the undersigned, including without limitation the prospectus delivery requirements of the Securities Act of 1933, as amended.

Selling Shareholder (the beneficial owner):_____________________________________

Record Holder (e.g., if held in name of nominee):_______________________________

Restricted Stock Certificate No(s):_____________________________________________

Number of Shares Sold:__________________________________________________________

Date of Sale:___________________________________________________________________

         In the event that you receive a stock certificate(s) representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess shares in the name of the Record Holder and bearing the same restrictive legend. Further, you should place a stop transfer on your records with regard to such certificate.

                                                         Very truly yours,

Dated: ________________________________          By: ___________________________
                                                 Print Name: ___________________
                                                 Title: ________________________

cc:    United States Lime & Minerals, Inc.
       Attn: Chief Financial Officer
       13800 Montfort Drive, Suite 330
       Dallas, TX 75240